UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/14_

Item 1. Reports to Stockholders.

Annual Report
December 31, 2014

Templeton Institutional Funds

Emerging Markets Series

Foreign Equity Series

Foreign Smaller Companies Series

Global Equity Series

Contents

Annual Report
Economic and Market Overview	1
Emerging Markets Series	3
Foreign Equity Series	9
Foreign Smaller Companies Series	17
Global Equity Series	23
Financial Highlights and
Statements of Investments	30
Financial Statements	51
Notes to Financial Statements	57
Report of Independent Registered
Public Accounting Firm	68
Tax Information	69
Board Members and Officers	71
Shareholder Information	76

TEMPLETON INSTITUTIONAL FUNDS SHAREHOLDER LETTER

In several emerging markets, economic growth generally moderated. However, Brazil exited recession as government spending prior to a presidential election drove third-quarter economic growth. Emerging market equities, as measured by the MSCI Emerging Markets Index, fell for the 12-month period, amid headwinds such as soft domestic demand and weak exports in several countries. Falling crude oil prices and geopolitical tensions in certain regions, as well as concerns about the timing of U.S. interest rate increases, also pressured emerging market equities. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries to raise interest rates in an effort to curb inflation and support their currencies. Several other central banks lowered interest rates to promote economic growth. After implementing monetary stimulus measures to support specific sectors, China’s central bank increased its efforts to bolster the economy by cutting its benchmark interest rates for the first time since July 2012. In contrast, Russia’s central bank raised its key interest rate sharply toward period-end to limit further devaluation of the Russian ruble and contain rising inflation.

The foregoing information reflects our analysis and opinions as of December 31, 2014. The information is not a complete analysis of every aspect of any market, country, industry or fund. Statements of fact are from sources considered reliable.

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Emerging Markets Series

This annual report for Emerging Markets Series (Fund) covers the fiscal year ended December 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies,” as defined in the Fund’s prospectus.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund had a -8.01% cumulative total return for the year under review. In comparison, the Standard & Poor’s®/ International Finance Corporation Investable (S&P®/IFCI) Composite Index had a -1.12% total return, and the MSCI Emerging Markets (EM) Index had a -1.82% total return during the same period.1 The indexes measure global emerging market stock performance. Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. The Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. In addition, an index is not subject to investment flows while the Fund is subject to purchases and redemptions that could impact performance. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Manager’s Discussion

During the year under review, key contributors to the Fund’s absolute performance included Emaar Properties, Remgro and TSMC (Taiwan Semiconductor Manufacturing Co.).

Emaar Properties is a major property developer and manager with operations throughout the Middle East, notably in Dubai, United Arab Emirates (UAE). Dubai’s rising tourism boosted Emaar’s hotel and retail operations, and a property sector recovery in the earlier part of the year also supported the company’s operations. The UAE’s inclusion in the MSCI EM

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 31.

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EMERGING MARKETS SERIES

Top 10 Countries
12/31/14
% of Total
Net Assets
China	22.2%
South Africa	12.3%
Thailand	12.2%
India	11.5%
Brazil	7.8%
Belgium	4.7%
U.K.	4.2%
Indonesia	3.6%
Taiwan	3.1%
South Korea	3.1%

Index in June further boosted Emaar’s share price. However, signs of a property price decline in the emirate during the final months of 2014 led to a share price correction.

Remgro is a South African conglomerate with a diversified portfolio of financial and industrial assets that we believe provides an attractive means to address growth in the South African and broader African economies. The share price appreciation during the year, in our view, reflected investors’ confidence in Africa’s financials and industrials sectors, while sentiment in the commodity sector remained relatively weaker.

TSMC, the world’s largest independent integrated circuit foundry, showed strong growth in the past few years, resulting from increased demand for chips used in mobile devices such as smartphones and tablets. Strong corporate results, management updates suggesting rising market share and progress in the commercialization of the most advanced technology supported the company’s share price performance.

In contrast, key detractors from the Fund’s absolute performance included Petrobras (Petroleo Brasileiro), Avon Products and SJM Holdings.

Petrobras, a new holding this period, is Brazil’s main oil and gas producer, refiner and distributor. The company’s links with government and political figures were scrutinized in the final quarter of 2014 amid accusations of bribery and corrupt practices. Delays in the release of third-quarter results and the sharp decline in oil and gas prices also weighed on sentiment. The decision of the Organization of the Petroleum Exporting Countries to maintain oil production levels despite a global oversupply led prices to fall more than 40% in 2014’s fourth quarter.

Avon Products is a U.S.-listed global cosmetics company with substantial operations in various emerging market countries, most notably Brazil. Its third-quarter corporate results, impacted by Brazil’s sluggish economy, disappointed investors. Concerns about the company’s ability to service its substantial debts in a weak market environment led two major rating agencies to downgrade the company’s debt rating to below investment grade, further weighing on investor sentiment. Also pressuring shares were the economic and currency crises in Russia, another substantial market for the company.

SJM Holdings, a Hong Kong-listed, Macau-based gaming and entertainment company, lost ground in 2014 after strong stock performance in 2013, as the Chinese government’s anti-corruption and anti-extravagance policies negatively affected casino revenues. Macau’s annual gambling revenues declined for the first time in 2014 since China liberalized the administrative region’s casinos in 2001.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2014, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past 12 months, we increased the Fund’s holdings largely in Thailand, South Africa, Indonesia, Turkey and China via China H, Red Chip and P Chip shares as we continued to search for investment opportunities we considered to be attractive.2 We initiated investments in several markets, including Indonesia. In sector terms, we increased the Fund’s holdings mainly in energy, financials and health care.3 Key purchases

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong
Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China. “P Chip” denotes shares of Hong Kong Stock
Exchange-listed companies controlled by Chinese mainland individuals and incorporated outside of China, with a majority of their business in China.
3. The energy sector comprises oil, gas and consumable fuels in the SOI. The financials sector comprises banks, diversified financial services, insurance, and real estate management and development in the SOI. The health care sector comprises biotechnology and pharmaceuticals in the SOI.

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EMERGING MARKETS SERIES

Top 10 Holdings
12/31/14

Company	% of Total
Sector/Industry, Country	Net Assets
Remgro Ltd.	5.3%
Diversified Financial Services, South Africa
Tata Consultancy Services Ltd.	5.2%
IT Services, India
Siam Commercial Bank PCL, fgn.	4.9%
Banks, Thailand
Brilliance China Automotive Holdings Ltd.	4.8%
Automobiles, China
Anheuser-Busch InBev NV	4.7%
Beverages, Belgium
Naspers Ltd., N	4.5%
Media, South Africa
Unilever PLC	4.2%
Food Products, U.K.
Itau Unibanco Holding SA, ADR	4.2%
Banks, Brazil
China Construction Bank Corp., H	3.2%
Banks, China
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd.	3.1%
Semiconductors & Semiconductor Equipment, Taiwan

included new positions in Itau Unibanco Holding, a leading Brazilian commercial bank; Brilliance China Automotive Holdings, a major Chinese automobile manufacturer with a joint venture with BMW; and Naspers, a South Africa-based multinational media group.

Conversely, we reduced the Fund’s investments in Hong Kong, the UAE, Macau and Brazil to focus on stocks we considered to be more attractively valued within our investment universe. We also eliminated exposures to certain countries, including Nigeria. In sector terms, some of the largest sales were in consumer staples and consumer discretionary.4 Key sales included a reduction of the Fund’s holding in Emaar Properties. We closed the Fund’s positions in Ambev, a Brazil-based global beer and soft drink producer, and British American Tobacco, a U.K.-listed, global tobacco company. Additionally, we closed the Fund’s positions in a number of Macau casino resort operators, including Sands China, Melco Crown Entertainment and SJM Holdings, mentioned earlier.

Thank you for your continued participation in Emerging Markets Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. The consumer staples sector comprises beverages, food products, food and staples retailing, personal products and tobacco in the SOI. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; media; specialty retail; and textiles, apparel and luxury goods in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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EMERGING MARKETS SERIES

Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price
Symbol: TEEMX				12/31/14	12/31/13		Change
Net Asset Value (NAV)				$4.59	$7.31	-$	2.72

Distributions
				Dividend	Long-Term
				Income	Capital Gain		Total
1/1/14–12/31/14				$0.1901	$1.9540		$2.1441

Performance[1]
					Value of
		Cumulative		Average Annual	$1,000,000		Total Annual
		Total Return[2]		Total Return[3]	Investment[4]		Operating Expenses[5]
							1.33%
1-Year		-8.01%		-8.01%	$919,905
5-Year	+	10.93%	+	2.10%	$1,109,342
10-Year	+	91.84%	+	6.73%	$1,918,508

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at

(800) 321-8563.

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EMERGING MARKETS SERIES

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same fac-
tors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier mar-
kets. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: Morningstar. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global emerging markets.
See www.franklintempletondatasources.com for additional data provider information.

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EMERGING MARKETS SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/14	Value 12/31/14	Period* 7/1/14–12/31/14
Actual	$1,000	$911.20	$6.26
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.61
*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Foreign Equity Series

This annual report for Foreign Equity Series (Fund) covers the fiscal year ended December 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

Geographic Breakdown

Based on Total Net Assets as of 12/31/14

Performance Overview

For the 12 months under review, the Fund’s Primary shares had a -6.78% total return. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock market performance in global developed and emerging markets excluding the U.S., had a -3.44% total return for the period under review.1 The Fund’s other benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures stock market performance in global developed markets excluding the U.S. and Canada, had a -4.48% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

The year 2014 was a challenging one for global equity markets. Following a period of tentative optimism that corporate fundamentals would resume driving share prices, investor focus shifted back to broad-based economic and political factors in 2014. In our opinion, the most significant story in 2014 was the deepening divergence between the U.S., where growth rates improved, and the rest of the world, where growth rates generally moderated. Numerous factors contributed to the change in market conditions. In Europe, disinflationary pressures intensified and political discord resurfaced; in Japan, extraordinary monetary policy failed to prevent a triple-dip recession; and in diverse emerging markets, economic growth generally cooled as commodities and currencies came under pressure. Two major events further deepened the divide between U.S. and international markets. The price of oil nearly halved, favoring the consumer-driven U.S. economy at the expense of oil-exporting nations abroad; and Russia invaded Ukraine, marring European business confidence and reminding investors of the risks sometimes associated with emerging market investing. In this environment of increasing economic and geopolitical uncertainty, investors’ preference for the U.S. as a perceived safe haven created headwinds for international equity investors.

However, we also believed that the enthusiasm for U.S. equities created what we considered to be attractive opportunities in international equity markets. Although normalized U.S. equity valuations rose to elevated levels, international stocks on average traded at a greater than one standard deviation discount to

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 36.

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FOREIGN EQUITY SERIES

Portfolio Breakdown
12/31/14
% of Total
Sector/Industry	Net Assets
Banks	14.3%
Pharmaceuticals	13.0%
Insurance	9.4%
Oil, Gas & Consumable Fuels	8.4%
Diversified Telecommunication Services	5.7%
Automobiles	3.5%
Technology Hardware, Storage & Peripherals	3.1%
Wireless Telecommunication Services	2.7%
Industrial Conglomerates	2.5%
Semiconductors & Semiconductor Equipment	2.4%
Construction Materials	2.4%
Auto Components	2.2%
Machinery	2.1%
Other	27.4%
Short-Term Investments & Other Net Assets	0.9%

similar historical metrics. We continued to find many of our best long-term investment opportunities in Europe during the year in review. However, stock selection and an overweighted allocation in Europe detracted from performance relative to the MSCI ACWI ex USA Index as the delicate progress made stabilizing the banking system, enacting necessary budget reforms, and preparing for further monetary stimulus failed to meaningfully restore corporate confidence or revive lending activity. Concerns about Europe, along with worries about a slowing China and destabilized Russia, made European equities cheap on nearly all normalized valuation metrics. Overall, we consider such valuation and investment levels depressed for a diverse corporate sector composed of many high-quality, globally relevant companies.

On the other hand, Asia contributed to relative performance driven by stock selection in Japan and the region overall as well as stock selection and overweighted allocations in China and Singapore. We found value relatively scarce in Japan, where we had yet to see the structural reforms required to address challenges caused by debt, demographics and corporate governance. In China, our focus was on finding companies with, in our opinion, balance sheet strength, capital discipline and the ability to sustainably generate strong free cash flow. Three of the Fund’s top contributors during the year were Chinese stocks, led by China Life Insurance, whose price surged toward period-end due to improved product offerings and a supportive interest rate outlook. The other two were China CNR (not part of the index) and CSR, which agreed to merge near year-end. An overweighted position in South Korea detracted from relative performance due to concerns about the country’s strengthening currency and cyclical economic profile. Yet, we continued to find what we considered bottom-up bargains in South Korea and believed that valuations looked reasonable for a competitive, commodity-importing emerging market with accommodative monetary policy, a comfortable current account surplus and good exposure to U.S. and Asian growth.

From a sector perspective, stock selection and an overweighted allocation to energy stocks detracted from relative performance.2 Dutch oilfield services firm SBM Offshore was a major laggard as falling oil prices led to capital expenditure reductions among its clients and an ongoing bribery scandal clouded the outlook for its Brazilian operations. These issues depressed valuations to levels that significantly undervalued SBM’s long-term earnings and cash flow potential, in our assessment, given its lease fleet of floating rigs on pre-agreed day rates with high-quality customers. We believed these defensive assets carried low cash flow risk and could potentially be monetized through master limited partnerships or other yield vehicles. More generally, we remained favorable toward our energy sector holdings despite recent challenges. Although we do not know when equilibrium will be restored to oil markets, we do expect that supply could incrementally decline and oil may eventually return to a level that promotes continued investment. In the meantime, we have focused on the long-term fundamental prospects of individual energy companies. Energy stocks were historically cheap following a period of sustained pressure on sector fundamentals and, most recently, a major oil price correction. As energy companies improved capital allocation and refocused on shareholder returns, we continued to find what we considered compelling long-term bargains in the sector, with a focus on companies with the balance sheet strength to weather a period of lower oil prices, in our opinion.

2. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

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FOREIGN EQUITY SERIES

Top 10 Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	2.5%
Technology Hardware, Storage & Peripherals, South Korea
Roche Holding AG	2.3%
Pharmaceuticals, Switzerland
Bayer AG	2.1%
Pharmaceuticals, Germany
Sanofi	1.9%
Pharmaceuticals, France
ING Groep NV, ADR & IDR	1.8%
Banks, Netherlands
BNP Paribas SA	1.8%
Banks, France
Swiss Re AG	1.7%
Insurance, Switzerland
GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.
Toyota Motor Corp.	1.7%
Automobiles, Japan
Teva Pharmaceutical Industries Ltd., ADR	1.6%
Pharmaceuticals, Israel

Stock selection also led to underperformance in the underweighted consumer discretionary, information technology and consumer staples sectors.3 U.K. grocer Tesco was a major consumer staples detractor as shares fell to their lowest level in nearly 15 years after the firm issued its third profit warning in five months. Although Tesco’s turnaround has been more difficult than expected, we remained positive on the company’s strategy to revive sales and regain market share by improving the quality of its products and offering a stronger, clearer price message. In our analysis, the stock looked cheap on a number of metrics and the company featured a comfortable balance sheet and a sensible strategic plan administered by a capable new management team.

Conversely, underweighted positions in materials and financials contributed to relative performance, particularly due to stock selection.4 Italian lender Intesa Sanpaolo was a major financials contributor. Shares rallied after the firm more than doubled quarterly profits due to lower loan loss provisions and higher revenue from commissions. A number of Asian financial companies also finished among the top contributors, including

China Life Insurance, Indian lender Housing Development Finance and Singaporean banking group DBS Group Holdings. Overall, we remained favorable toward our holdings in recapi-talized and restructured European banks as well as what we considered as attractively positioned financials firms in higher growth Asian and emerging markets.

Another individual holding, Israeli specialty pharmaceuticals firm Teva Pharmaceutical Industries (not part of the index), was a notable contributor, rallying to the highest level in more than four years after success with a new multiple sclerosis drug resulted in better-than-expected earnings. We believed that Teva had meaningful restructuring initiatives being implemented by a respected new management team, as well as attractive drugs in its specialty pipeline and a generic portfolio that has been shifting toward higher margin products. We believed recent multiples under-valued Teva’s long-term growth prospects.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2014, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In recent years, we felt stocks traded more on broad-based economic and policy expectations than on business fundamentals. This trend, in our view, resulted in an increasingly bifurcated market in which the leaders (U.S. stocks, consumer cyclicals and health care) kept surging further ahead and the laggards (international stocks and industrial cyclicals) kept falling further behind. Throughout this challenging period, we tried to use the market’s distraction to our advantage by focusing on what we determined to be overlooked value. In doing so, we sought to build a differentiated portfolio based on our long-term assumptions about company-level business fundamentals. We believe outperformance comes from value recognition, and our experience has been that price and value eventually do intersect over

3. The consumer discretionary sector comprises auto components, automobiles, household durables, multiline retail and specialty retail in the SOI. The information technology sector comprises communications equipment; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI.
4. The materials sector comprises chemicals, construction materials, and containers and packaging in the SOI. The financials sector comprises banks, capital markets, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FOREIGN EQUITY SERIES

time. Going into 2015, we remain confident in the long-term potential of our investment process.

Thank you for your continued participation in Foreign Equity Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FOREIGN EQUITY SERIES

Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Net Asset Value
Share Class (Symbol)					12/31/14	12/31/13		Change
Primary (TFEQX)					$20.05	$22.72	-$	2.67
Service (TFESX)					$20.11	$22.79	-$	2.68

Distributions (1/1/14–12/31/14)
		Dividend			Short-Term	Long-Term
			Income		Capital Gain	Capital Gain		Total
Primary			$0.7918		$0.1847	$0.1627		$1.1392
Service			$0.7571		$0.1847	$0.1627		$1.1045

Performance[1]
						Value of
		Cumulative	Average Annual			$1,000,000		Total Annual
Share Class		Total Return[2]			Total Return[3]	Investment[4]	Operating Expenses[5]
Primary								0.79%
1-Year		-6.78%			-6.78%	$932,218
5-Year	+	25.56%		+	4.66%	$1,255,598
10-Year	+	68.57%		+	5.36%	$1,685,694

Service								0.94%
1-Year		-6.95%			-6.95%	$930,484
5-Year	+	24.66%		+	4.51%	$1,246,635
Since Inception (9/18/06)	+	28.73%		+	3.10%	$1,287,325

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at

(800) 321-8563.

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FOREIGN EQUITY SERIES PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FOREIGN EQUITY SERIES
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: Morningstar. The MSCI ACWI ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada.
7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FOREIGN EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/14	Value 12/31/14	Period* 7/1/14–12/31/14
Primary
Actual	$1,000	$899.00	$3.69
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.92
Service Shares
Actual	$1,000	$898.20	$4.40
Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.69

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Primary Shares: 0.77% and Service Shares: 0.92%), multiplied by the average account value over the period, multiplied by 184/365 for to reflect the one-half year period.

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Foreign Smaller Companies Series

This annual report for Foreign Smaller Companies Series (Fund) covers the fiscal year ended December 31, 2014. Effective at the market close on December 10, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure will help us manage the inflow of assets and allow us to effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Geographic Breakdown

Based on Total Net Assets as of 12/31/14

Performance Overview

The Fund had a -3.32% cumulative total return for the 12-month period under review. In comparison, the MSCI All Country World Index (ACWI) ex USA Small Cap Index, which measures performance of global developed and emerging market small-cap equities, excluding the U.S., had a -3.69% total return.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 20.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, liquidation value and other factors.

Manager’s Discussion

Several holdings performed well during the 12 months under review. Daum Communications is South Korea’s number-two search engine and Internet portal. During the period, Daum’s shares advanced strongly after the company accepted a merger proposal from Kakao, which dominates South Korea’s mobile game market. Additionally, Kakao has more than 36 million monthly active users in its mobile business and offers a mobile application used by over 90% of South Korea’s smartphone users. Following the merger completion in October, Daum Communications changed its name to Daum Kakao.

Flextronics International is a Singapore-based supply chain solutions company that offers design, manufacturing, distribution and aftermarket services to original equipment manufacturers. Shares performed well after the company reported better-than-expected earnings and received significant orders from a major smart-phone manufacturer. The stock also benefited from an elevated share repurchase program implemented early in the year.

Shares of Japan-based Asics rose after the sporting goods company reported strong financial results. Substantial growth in e-commerce sales, including direct online sales and sales through Amazon.com, Zappos.com and other websites, lifted Asics’s U.S. business, which was the greatest contributor to overall earnings for fiscal year 2013–2014. Based on our analysis, we saw further, substantial potential for Asics to expand its

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 41.

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| 17

FOREIGN SMALLER COMPANIES SERIES

Portfolio Breakdown
12/31/14
% of Total
Sector/Industry	Net Assets
Auto Components	6.6%
Machinery	6.5%
Textiles, Apparel & Luxury Goods	6.2%
Electronic Equipment, Instruments & Components	5.9%
Household Durables	5.3%
Capital Markets	5.2%
Leisure Products	4.5%
Media	3.8%
Personal Products	3.4%
Real Estate Management & Development	3.0%
Banks	2.9%
Specialty Retail	2.8%
Food & Staples Retailing	2.6%
Communications Equipment	2.5%
Energy Equipment & Services	2.5%
Software	2.3%
Commercial Services & Supplies	2.3%
Other	25.6%
Short-Term Investments & Other Net Assets	6.1%

sales channels and take advantage of its untapped brand value. The global popularity of fitness and running, as well as a growing recognition of Asics products’ high performance should, in our view, also remain a growth driver for the company. Asics announced a 30 billion yen investment in improved research and development, back-end systems, and expansion of its distribution facilities in the U.S. and Japan.

In contrast, the Fund had some underperformers during the period under review. Shares of Swedish cosmetics retailer Oriflame Cosmetics slipped to their lowest price level in nearly nine years after the company missed earnings estimates and issued weak guidance. Heavy exposure to Russia and Ukraine, which account for more than one-third of Oriflame’s sales, also intensified downward pressure on the stock. However, Oriflame has a long track record of managing through times of volatility, and we believe the market undervalued the firm’s long-term growth potential as it cut costs, increased salesforce productivity and expanded its presence in attractive new markets.

2. Sold by period-end.

See www.franklintempletondatasources.com for additional data provider information.

Top 10 Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Asics Corp.	2.1%
Textiles, Apparel & Luxury Goods, Japan
Techtronic Industries Co. Ltd.	2.1%
Household Durables, Hong Kong
VTech Holdings Ltd.	2.1%
Communications Equipment, Hong Kong
Huhtamaki OYJ	1.9%
Containers & Packaging, Finland
Amer Sports OYJ	1.9%
Leisure Products, Finland
Greggs PLC	1.9%
Food & Staples Retailing, U.K.
Kobayashi Pharmaceutical Co. Ltd.	1.8%
Personal Products, Japan
Aalberts Industries NV	1.7%
Machinery, Netherlands
Gerresheimer AG	1.7%
Life Sciences Tools & Services, Germany
Giant Manufacturing Co. Ltd.	1.6%
Leisure Products, Taiwan

Headquartered in London, African Minerals is a minerals exploration and development company with a strong iron ore production growth profile.2 Shares weakened during the period due to declining metals prices and investor concerns about moderating global economic growth.

Hyundai Mipo Dockyard, a diversified shipbuilder specializing in midsized ships, was another key detractor. The South Korean company is widely acknowledged as one of the most efficient shipbuilders globally, with best-in-class margins, but its share price declined after the company held off taking new orders as it waited for ship owners to respond to higher prices. Given its strong track record and advanced technology in fuel-efficient vessels, Hyundai Mipo, in our view, may strengthen its leading position in the industry and benefit from tightening global environmental regulations.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that

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FOREIGN SMALLER COMPANIES SERIES

foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2014, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

ftinstitutional.com Annual Report | 19

FOREIGN SMALLER COMPANIES SERIES

Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price
Symbol: TFSCX					12/31/14	12/31/13		Change
Net Asset Value (NAV)					$20.80	$21.96	-$	1.16

Distributions
		Dividend			Short-Term	Long-Term
			Income		Capital Gain	Capital Gain		Total
1/1/14–12/31/14			$0.1606		$0.0571	$0.2125		$0.4302

Performance
						Value of
		Cumulative	Average Annual			$1,000,000		Total Annual
		Total Return[1]			Total Return[2]	Investment[3]	Operating Expenses[4]
								0.99%
1-Year		-3.32%			-3.32%	$966,852
5-Year	+	54.67%		+	9.11%	$1,546,845
10-Year	+	128.04%		+	8.59%	$2,280,521

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at

(800) 321-8563.

20 | Annual Report

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FOREIGN SMALLER COMPANIES SERIES

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Source: Morningstar. The MSCI ACWI ex USA Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equity securities of global developed and emerging markets, excluding the U.S.
See www.franklintempletondatasources.com for additional data provider information.

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FOREIGN SMALLER COMPANIES SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/14	Value 12/31/14	Period* 7/1/14–12/31/14
Actual	$1,000	$916.00	$4.73
Hypothetical (5% return before expenses)	$1,000	$1,020.27	$4.99
*Expenses are calculated using the most recent six-month annualized expense ratio, of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

22 | Annual Report ftinstitutional.com

Global Equity Series

This annual report for Global Equity Series (Fund) covers the fiscal year ended December 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

Geographic Breakdown

Based on Total Net Assets as of 12/31/14

Performance Overview

The Fund had a -2.01% cumulative total return for the 12 months under review. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, produced a +4.71% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 27.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

The year 2014 was a challenging one for global equity markets. Following a period of tentative optimism that corporate fundamentals would resume driving share prices, investor focus shifted back to broad-based economic and political factors in 2014. In our opinion, the most significant story in 2014 was the deepening divergence between the U.S., where growth rates improved, and the rest of the world, where growth rates generally moderated. Numerous factors contributed to the change in market conditions. In Europe, disinflationary pressures intensified and political discord resurfaced; in Japan, extraordinary monetary policy failed to prevent a triple-dip recession; and in diverse emerging markets, economic growth generally cooled as commodities and currencies came under pressure. Two major events further deepened the divide between U.S. and international markets. The price of oil nearly halved, favoring the consumer-driven U.S. economy at the expense of oil-exporting nations abroad; and Russia invaded Ukraine, marring European business confidence and reminding investors of the risks sometimes associated with emerging market investing. In this environment of increasing economic and geopolitical uncertainty, the U.S. seemed to us to solidify its status as a destination for capital in troubled times.

However, in our opinion, the U.S.’s attractive mix of defensive and pro-cyclical characteristics came at a cost. The price-to-book multiple of U.S. stocks relative to global peers neared

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 47.

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| 23

GLOBAL EQUITY SERIES

all-time highs at year-end, and measures of price-to-normalized earnings were also elevated. Yet, despite our underweighting in the U.S., we continued to find selective bottom-up opportunities in this deep and diverse market, and absolute and relative returns from our U.S. position contributed to relative performance. Even-weighted Asian holdings also benefited relative results, buoyed by stock selection. Although we found value relatively scarce in Japan, where we had yet to see the structural reforms required to deal with challenges caused by debt, demographics and corporate governance, we selectively discovered opportunities we deemed attractive elsewhere, notably in emerging Asia. Stock selection and an underweighting in Japan contributed to relative returns in 2014, as did an overweighted allocation in China. In China, our focus was on finding companies with, in our opinion, balance sheet strength, capital discipline and the ability to sustainably generate strong free cash flow.

Stock selection and an overweighted allocation in Europe detracted from relative performance as the delicate progress made stabilizing the banking system, enacting necessary budget reforms, and preparing for further monetary stimulus failed to meaningfully restore corporate confidence or revive lending activity. Concerns about Europe, along with worries about a slowing China and destabilized Russia, made European equities cheap on nearly all normalized valuation metrics. Overall, we consider such valuation and investment levels depressed for a diverse corporate sector composed of many high-quality, globally relevant companies.

From a sector perspective, an overweighted energy position was responsible for three of the Fund’s biggest detractors: Galp Energia, KunLun Energy (China) and Eni (Italy).2 Portuguese oil major Galp Energia was a significant laggard, declining toward period-end as investors overlooked better-than-expected earnings and focused instead on weak oil prices and ancillary issues in Brazil that could impact the production timeline of Galp’s investments. Yet, in our analysis, Galp remained one of the cheapest European oil majors and boasted attractive assets with long-term production growth potential for patient investors. More generally, we remained favorable toward our energy sector holdings despite recent challenges. Although we do not know when equilibrium will be restored to oil markets, we do expect that supply could incrementally decline and oil

Portfolio Breakdown
12/31/14
% of Total
Sector/Industry	Net Assets
Banks	12.1%
Pharmaceuticals	11.1%
Oil, Gas & Consumable Fuels	7.6%
Insurance	5.7%
Biotechnology	3.8%
Media	3.6%
Food & Staples Retailing	3.3%
Diversified Telecommunication Services	3.0%
Software	3.0%
Machinery	2.9%
Capital Markets	2.7%
Specialty Retail	2.6%
Metals & Mining	2.5%
Automobiles	2.5%
Technology Hardware, Storage & Peripherals	2.3%
Health Care Equipment & Supplies	2.2%
Multiline Retail	2.2%
Airlines	2.1%
Other	19.1%
Short-Term Investments & Other Net Assets	5.7%

may eventually return to a level that promotes continued investment. In the meantime, we have focused on the long-term fundamental prospects of individual energy companies. Energy stocks were historically cheap following a period of sustained pressure on sector fundamentals and, most recently, a major oil price correction. As energy companies improved capital allocation and refocused on shareholder returns, we continued to find what we considered compelling long-term bargains in the sector, with a focus on companies with the balance sheet strength to weather a period of lower oil prices, in our opinion.

Consistent with the broad-based underperformance of cyclical sectors in 2014, the Fund’s holdings in the information technology, financials and industrials sectors detracted from relative performance.3 Industrials contributed two of the Fund’s biggest laggards. Shares of Dutch logistics firm TNT Express declined

2. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

3. The information technology sector comprises electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, and thrifts and mortgage finance in the SOI. The industrials sector comprises air freight and logistics, airlines, building products, commercial services and supplies, electrical equipment, industrial conglomerates and machinery in the SOI.

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GLOBAL EQUITY SERIES

after the company withdrew its profit target amid weak European economic growth and increased pricing pressure. Our investment thesis regarding TNT had always been predicated on a long-term restructuring that would prune unprofitable businesses and maximize the value of the firm’s unique road network. We did not expect this to be a quick process and remained positive on the company’s prospects over our long-term investment horizon. U.K. services firm Serco Group was another industrials sector laggard, whose share price retreated as an investigation into alleged malpractice at a domestic business unit resulted in profit warnings and a need to raise capital. We remained encouraged by the company’s earnest efforts to address its issues and restore the faith of its clients and regulator, and felt that the stock’s depressed valuation failed to reflect new management’s sensible turnaround plan and Serco’s attractive position as a long-term beneficiary of public sector outsourcing growth.

Conversely, an overweighted allocation in health care and stock selection in consumer discretionary holdings contributed to relative performance.4 U.S. specialty drug manufacturer Forest Laboratories was a top performer, surging after the company agreed to be acquired by rival pharmaceuticals firm Actavis. More generally, in our analysis, our health care position offered a mix of longer term holdings among major pharmaceuticals firms that have restructured and rebased earnings in the aftermath of many expiring patents industry-wide, and newer bargains among medical technology, specialty pharmaceuticals and biotechnology stocks with what we considered undervalued cash-flow and profit growth potential. From the consumer discretionary sector, shares of U.S. athletic apparel retailer Foot Locker rose to a record high. The company flourished in a difficult retail environment by closing its weaker locations and successfully revamping store layouts and merchandising. We believed Foot Locker remained undervalued given its strong exposure to the secular trend of fitness and healthy living and its proven ability to articulate and execute an effective retail strategy. Elsewhere, underweighted materials holdings also contributed to relative performance, particularly due to stock selection.5

Top 10 Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	2.5%
Software, U.S.
Teva Pharmaceutical Industries Ltd., ADR	2.0%
Pharmaceuticals, Israel
Citigroup Inc.	1.9%
Banks, U.S.
Bayer AG	1.8%
Pharmaceuticals, Germany
Gilead Sciences Inc.	1.8%
Biotechnology, U.S.
Comcast Corp., Special A	1.8%
Media, U.S.
HSBC Holdings PLC	1.8%
Banks, U.K.
Samsung Electronics Co. Ltd.	1.7%
Technology Hardware, Storage & Peripherals, South Korea
Macy’s Inc.	1.7%
Multiline Retail, U.S.
TNT Express NV	1.6%
Air Freight & Logistics, Netherlands

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2014, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

In recent years, we felt stocks traded more on broad-based economic and policy expectations than on business fundamentals. This trend, in our view, resulted in an increasingly bifurcated market in which the leaders (U.S. stocks, consumer cyclicals

4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI. The consumer discretionary sector comprises auto components, automobiles, household durables, media, multiline retail and specialty retail in the SOI.

5. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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| 25

GLOBAL EQUITY SERIES

and health care) kept surging further ahead and the laggards (international stocks and industrial cyclicals) kept falling further behind. Throughout this challenging period, we tried to use the market’s distraction to our advantage by focusing on what we determined to be overlooked value. In doing so, we sought to build a differentiated portfolio based on our long-term assumptions about company-level business fundamentals. We believe outperformance comes from value recognition, and our experience has been that price and value eventually do intersect over time. Going into 2015, we remain confident in the long-term potential of our investment process.

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

Peter A. Nori, CFA
Cindy L. Sweeting, CFA
Antonio T. Docal, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

26 | Annual Report

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GLOBAL EQUITY SERIES

Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price
Symbol: TGESX					12/31/14	12/31/13		Change
Net Asset Value (NAV)					$9.64	$11.53	-$	1.89

Distributions
		Dividend			Short-Term	Long-Term
			Income		Capital Gain	Capital Gain		Total
1/1/14–12/31/14			$0.2565		$0.1627	$1.2542		$1.6734

Performance
						Value of
		Cumulative	Average Annual			$1,000,000		Total Annual
		Total Return[1]			Total Return[2]	Investment[3]	Operating Expenses[4]
								0.94%
1-Year		-2.01%			-2.01%	$979,907
5-Year	+	60.50%		+	9.92%	$1,605,039
Since Inception (3/31/08)	+	35.68%		+	4.62%	$1,356,819

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at

(800) 321-8563.

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Annual Report

| 27

GLOBAL EQUITY SERIES

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed and emerging markets.
See www.franklintempletondatasources.com for additional data provider information.

28 | Annual Report ftinstitutional.com

GLOBAL EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/14	Value 12/31/14	Period* 7/1/14–12/31/14
Actual	$1,000	$936.80	$4.34
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53
*Expenses are calculated using the most recent six-month annualized expense ratio, of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ftinstitutional.com Annual Report | 29

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Emerging Markets Series
		Year Ended December 31,
	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.31	$10.49	$10.48	$16.70	$14.41
Income from investment operations[a]:
Net investment income[b]	0.12 [c]	0.13	0.22	0.27	0.15
Net realized and unrealized gains (losses)	(0.70)	(0.13)	1.38	(1.88)	2.37
Total from investment operations	(0.58)	—	1.60	(1.61)	2.52
Less distributions from:
Net investment income	(0.19)	(0.13)	(0.32)	(0.30)	(0.23)
Net realized gains	(1.95)	(3.05)	(1.27)	(4.31)	—
Total distributions	(2.14)	(3.18)	(1.59)	(4.61)	(0.23)
Net asset value, end of year	$4.59	$7.31	$10.49	$10.48	$16.70

Total return	(8.01)%	0.72%	15.77%	(12.02)%	17.55%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.32%	1.32%	1.28%	1.34%	1.37%
Expenses net of waiver and payments by affiliates	1.32%	1.29%	1.24%	1.32%	1.37%
Net investment income	1.74%[c]	1.23%	1.99%	1.74%	1.05%

Supplemental data
Net assets, end of year (000’s)	$101,861	$165,216	$249,190	$272,364	$1,487,401
Portfolio turnover rate	78.18%	52.07%	24.31%	9.48%	23.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.33%.

30 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2014
Emerging Markets Series
	Industry	Shares	Value
Common Stocks 93.9%
Argentina 0.2%
[a] Grupo Clarin SA, B, GDR, Reg S	Media	21,162	$201,039
Austria 0.2%
OMV AG	Oil, Gas & Consumable Fuels	7,415	197,477
Belgium 4.7%
Anheuser-Busch InBev NV	Beverages	42,541	4,831,407
Brazil 5.2%
Itau Unibanco Holding SA, ADR	Banks	325,520	4,235,015
M Dias Branco SA	Food Products	15,300	523,914
Souza Cruz SA	Tobacco	80,967	588,629
			5,347,558
Chile 0.3%
Sociedad Quimica Y Minera de Chile SA Soquimich,
ADR	Chemicals	13,544	323,431
China 22.2%
[b] Aluminum Corp. of China Ltd., H	Metals & Mining	1,114,400	513,081
[b,c] BAIC Motor Corp. Ltd., 144A	Automobiles	380,500	439,192
Brilliance China Automotive Holdings Ltd.	Automobiles	3,066,100	4,903,261
China Construction Bank Corp., H	Banks	3,983,900	3,262,565
China Life Insurance Co. Ltd., H	Insurance	448,000	1,750,643
China Mobile Ltd.	Wireless Telecommunication Services	126,500	1,479,704
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	2,092,500	1,686,640
[b] China Shipping Development Co. Ltd., H	Marine	2,226,200	1,524,529
Industrial and Commercial Bank of China Ltd., H	Banks	2,086,100	1,522,750
NetEase Inc., ADR	Internet Software & Services	8,908	883,139
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	2,092,200	2,315,088
Tencent Holdings Ltd.	Internet Software & Services	72,000	1,044,629
Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	1,484,200	1,259,492
			22,584,713
Greece 0.3%
[b] National Bank of Greece SA	Banks	185,501	329,951
Hong Kong 0.7%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	57,719	519,471
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	93,600	238,045
			757,516
India 11.5%
Biocon Ltd.	Biotechnology	156,108	1,053,887
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	20,420	1,051,597
Infosys Ltd.	IT Services	28,256	884,213
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	39,700	561,254
Tata Consultancy Services Ltd.	IT Services	130,571	5,299,171
Tata Motors Ltd.	Automobiles	364,132	2,862,626
			11,712,748
Indonesia 3.6%
Astra International Tbk PT	Automobiles	3,596,100	2,155,918
Bank Danamon Indonesia Tbk PT	Banks	1,080,000	394,590
Semen Indonesia (Persero) Tbk PT	Construction Materials	820,500	1,073,242
			3,623,750

ftinstitutional.com		Annual Report | 31

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Emerging Markets Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
Kenya 0.7%
Equity Bank Ltd.	Banks	282,462	$155,970
Kenya Commercial Bank Ltd.	Banks	960,300	599,193
			755,163
Pakistan 0.7%
United Bank Ltd.	Banks	437,700	758,767
Peru 0.4%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	40,800	390,048
Philippines 2.5%
Ayala Corp.	Diversified Financial Services	72,620	1,125,338
[b] Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	3,853,800	1,067,034
[b] Melco Crown Philippines Resorts Corp.	Hotels, Restaurants & Leisure	1,047,200	317,539
			2,509,911
Qatar 1.4%
Industries Qatar QSC	Industrial Conglomerates	30,731	1,417,692
South Africa 12.3%
Kumba Iron Ore Ltd.	Metals & Mining	9,030	187,323
MTN Group Ltd.	Wireless Telecommunication Services	107,566	2,059,422
Naspers Ltd., N	Media	35,207	4,612,636
Remgro Ltd.	Diversified Financial Services	246,755	5,419,456
Truworths International Ltd.	Specialty Retail	40,177	268,484
			12,547,321
South Korea 3.1%
Hyundai Development Co.	Construction & Engineering	25,020	885,271
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	1,002	1,215,672
SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	13,346	1,038,386
			3,139,329
Switzerland 0.5%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	6,192	553,057
Taiwan 3.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	706,000	3,145,114
Thailand 12.2%
Kasikornbank PCL, fgn.	Banks	177,700	1,237,631
Land and Houses PCL, fgn.	Real Estate Management & Development	4,871,800	1,340,930
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	188,700	642,774
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	177,800	1,752,044
Quality Houses PCL, fgn.	Real Estate Management & Development	1,476,500	164,355
Siam Commercial Bank PCL, fgn.	Banks	903,800	5,002,786
Thai Beverage PCL, fgn.	Beverages	4,351,400	2,266,354
			12,406,874
Turkey 1.8%
Akbank TAS	Banks	313,000	1,161,494
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	27,430	649,989
			1,811,483
United Arab Emirates 0.5%
Emaar Properties PJSC	Real Estate Management & Development	269,330	532,347

32 | Annual Report			ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Emerging Markets Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
United Kingdom 4.2%
Unilever PLC	Food Products	103,601	$4,243,770
United States 1.6%
Avon Products Inc.	Personal Products	168,634	1,583,473
Total Common Stocks
(Cost $83,216,931)			95,703,939
[d]Participatory Notes 1.2%
Saudi Arabia 1.2%
[c] Deutsche Bank AG/London,
Etihad Etisalat Co., 144A, 9/27/16	Wireless Telecommunication Services	19,184	225,968
Saudi Basic Industries Corp., 144A, 9/27/16	Chemicals	28,312	633,774
[c] HSBC Bank PLC, Etihad Etisalat Co., 144A, 11/20/17	Wireless Telecommunication Services	30,693	361,532
Total Participatory Notes
(Cost $1,419,168)			1,221,274
Preferred Stocks 3.0%
Brazil 2.6%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	162,400	1,230,992
Vale SA, ADR, pfd., A	Metals & Mining	192,100	1,394,646
			2,625,638
Chile 0.4%
Embotelladora Andina SA, pfd., A	Beverages	180,534	437,875
Total Preferred Stocks
(Cost $5,288,962)			3,063,513
Total Investments before Short Term
Investments (Cost $89,925,061)			99,988,726
Short Term Investments
(Cost $2,196,731) 2.2%
Money Market Funds 2.2%
United States 2.2%
[b,e] Institutional Fiduciary Trust Money Market Portfolio		2,196,731	2,196,731
Total Investments (Cost $92,121,792)
100.3%			102,185,457
Other Assets, less Liabilities (0.3)%			(324,840)
Net Assets 100.0%			$101,860,617

See Abbreviations on page 67.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
bNon-income producing.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2014, the aggregate value of these securities was $1,660,466, representing 1.63% of net assets.
dSee Note 1(c) regarding Participatory Notes.
eSee Note 3(d) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 33

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Foreign Equity Series
		Year Ended December 31,
	2014	2013	2012	2011	2010
Primary Shares
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.72	$19.60	$17.04	$20.06	$19.30
Income from investment operations[a]:
Net investment income[b]	0.74 [c]	0.45	0.48	0.55	0.40
Net realized and unrealized gains (losses)	(2.27)	3.36	2.68	(2.74)	0.89
Total from investment operations	(1.53)	3.81	3.16	(2.19)	1.29
Less distributions from:
Net investment income	(0.79)	(0.44)	(0.58)	(0.53)	(0.53)
Net realized gains	(0.35)	(0.25)	(0.02)	(0.30)	—
Total distributions	(1.14)	(0.69)	(0.60)	(0.83)	(0.53)
Net asset value, end of year	$20.05	$22.72	$19.60	$17.04	$20.06

Total return	(6.78)%	19.51%	18.55%	(10.90)%	6.70%

Ratios to average net assets
Expenses	0.78%[d]	0.79%	0.80%	0.79%	0.80%[e]
Net investment income	3.27%[c]	2.12%	2.66%	2.77%	2.11%

Supplemental data
Net assets, end of year (000’s)	$6,210,850	$6,815,920	$5,820,506	$5,364,372	$6,399,090
Portfolio turnover rate	14.97%	15.89%	11.94%	9.91%	13.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of special dividends paid in connection with certain Fund’ holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 2.00%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

34 | Annual Report | The accompanying notes are an integral part of these financial statements.

ftinstitutional.com

		TEMPLETON INSTITUTIONAL FUNDS
			FINANCIAL HIGHLIGHTS

Foreign Equity Series (continued)
		Year Ended December 31,
	2014	2013	2012	2011	2010
Service Shares
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.79	$19.62	$17.02	$20.03	$19.28
Income from investment operations[a]:
Net investment income[b]	0.71 [c]	0.48	0.55	0.52	0.37
Net realized and unrealized gains (losses)	(2.28)	3.30	2.59	(2.73)	0.89
Total from investment operations	(1.57)	3.78	3.14	(2.21)	1.26
Less distributions from:
Net investment income	(0.76)	(0.36)	(0.52)	(0.50)	(0.51)
Net realized gains	(0.35)	(0.25)	(0.02)	(0.30)	—
Total distributions	(1.11)	(0.61)	(0.54)	(0.80)	(0.51)
Net asset value, end of year	$20.11	$22.79	$19.62	$17.02	$20.03

Total return	(6.95)%	19.31%	18.45%	(11.06)%	6.59%

Ratios to average net assets
Expenses	0.93%[d]	0.94%	0.95%	0.94%	0.93%[e]
Net investment income	3.12%[c]	1.97%	2.51%	2.62%	1.98%

Supplemental data
Net assets, end of year (000’s)	$6,985	$7,705	$19,637	$61,202	$69,169
Portfolio turnover rate	14.97%	15.89%	11.94%	9.91%	13.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of special dividends paid in connection with certain Fund’ holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.85%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 35

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2014
Foreign Equity Series
	Industry	Shares	Value
Common Stocks 98.9%
Belgium 0.5%
[a]KBC GROEP NV	Banks	551,359	$31,018,878
Brazil 0.5%
Embraer SA, ADR	Aerospace & Defense	861,905	31,769,818
Vale SA, ADR	Metals & Mining	18,883	154,463
			31,924,281
Canada 1.2%
Ensign Energy Services Inc.	Energy Equipment & Services	871,900	7,658,454
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	7,074,430	55,437,944
Trican Well Service Ltd.	Energy Equipment & Services	2,166,700	10,392,697
			73,489,095
China 8.2%
[a,b]China CNR Corp. Ltd., Reg S, H	Machinery	33,377,800	47,781,270
China Life Insurance Co. Ltd., H	Insurance	20,109,000	78,579,653
China Mobile Ltd.	Wireless Telecommunication Services	7,305,440	85,453,660
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	12,722,500	37,573,785
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	138,844,040	80,578,051
CSR Corp. Ltd, H	Machinery	31,124,700	41,906,624
Haier Electronics Group Co. Ltd.	Household Durables	12,300,000	29,441,511
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	20,606,000	19,559,084
Shanghai Electric Group Co. Ltd., H	Electrical Equipment	18,512,963	9,836,716
Sinopharm Group Co.	Health Care Providers & Services	10,736,400	38,077,496
Weichai Power Co. Ltd., H	Machinery	9,935,000	41,769,808
			510,557,658
France 9.6%
AXA SA	Insurance	3,655,030	84,935,768
BNP Paribas SA	Banks	1,865,830	111,212,048
Cie Generale des Etablissements Michelin, B	Auto Components	950,859	86,601,098
Compagnie de Saint-Gobain	Building Products	1,158,430	49,381,900
Sanofi	Pharmaceuticals	1,297,279	118,764,074
Technip SA	Energy Equipment & Services	488,150	29,187,537
Total SA, B	Oil, Gas & Consumable Fuels	1,654,173	85,105,876
Vivendi SA	Diversified Telecommunication Services	1,154,034	28,891,125
			594,079,426
Germany 11.1%
Bayer AG	Pharmaceuticals	942,236	128,831,925
Deutsche Boerse AG	Diversified Financial Services	524,730	37,600,157
Deutsche Lufthansa AG	Airlines	1,843,090	30,842,820
Deutsche Post AG	Air Freight & Logistics	980,577	32,088,842
HeidelbergCement AG	Construction Materials	776,010	55,220,948
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	4,790,844	51,273,767
Merck KGaA	Pharmaceuticals	984,498	93,417,241
[a]Metro AG	Food & Staples Retailing	1,931,280	59,145,642
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	392,503	78,719,419
SAP SE	Software	885,301	62,408,939
Siemens AG	Industrial Conglomerates	545,240	61,850,661
Software AG	Software	24,599	601,249
			692,001,610

36 | Annual Report

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Foreign Equity Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
Hong Kong 4.1%
AIA Group Ltd.	Insurance	7,943,110	$44,048,998
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	2,420,540	40,738,007
Cheung Kong (Holdings) Ltd., ADR	Real Estate Management & Development	61,495	1,028,197
[a]GCL-Poly Energy Holdings Ltd.	Semiconductors & Semiconductor Equipment	215,514,370	50,307,392
Hutchison Whampoa Ltd.	Industrial Conglomerates	4,347,520	50,097,165
Hutchison Whampoa Ltd., ADR	Industrial Conglomerates	12,487	287,176
Noble Group Ltd.	Trading Companies & Distributors	34,586,000	29,761,504
Swire Pacific Ltd., A	Real Estate Management & Development	2,549,810	33,212,854
Swire Properties Ltd.	Real Estate Management & Development	2,145,917	6,351,446
			255,832,739
India 0.8%
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	2,663,616	47,998,753
Ireland 1.5%
CRH PLC	Construction Materials	28,235	679,871
CRH PLC (London Stock Exchange)	Construction Materials	3,770,362	90,738,765
			91,418,636
Israel 1.6%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,773,931	102,018,772
Italy 2.8%
Eni SpA	Oil, Gas & Consumable Fuels	3,241,286	56,907,581
Intesa Sanpaolo SpA	Banks	15,828,331	46,386,822
UniCredit SpA	Banks	11,339,870	73,202,828
			176,497,231
Japan 5.3%
ITOCHU Corp.	Trading Companies & Distributors	3,179,700	34,284,769
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals	3,861,900	42,704,089
Nissan Motor Co. Ltd.	Automobiles	9,783,400	86,301,304
Suntory Beverage & Food Ltd.	Beverages	1,746,500	60,779,512
Toyota Motor Corp.	Automobiles	1,636,320	103,211,405
			327,281,079
Netherlands 6.8%
Akzo Nobel NV	Chemicals	1,362,110	95,016,024
[a]ING Groep NV, ADR	Banks	25,152	326,221
[a]ING Groep NV, IDR	Banks	8,677,790	113,716,361
Koninklijke Philips NV	Industrial Conglomerates	1,570,855	45,902,738
[a]NN Group NV	Insurance	992,540	29,838,184
[a,c]NN Group NV, 144A	Insurance	706,330	21,234,010
[a]QIAGEN NV	Life Sciences Tools & Services	1,596,141	37,390,560
[a]SBM Offshore NV	Energy Equipment & Services	2,508,797	29,691,637
TNT Express NV	Air Freight & Logistics	6,937,622	46,514,049
[c]TNT Express NV, 144A	Air Freight & Logistics	849,405	5,694,929
			425,324,713
Norway 2.4%
Statoil ASA	Oil, Gas & Consumable Fuels	2,972,700	52,204,289
Telenor ASA	Diversified Telecommunication Services	4,906,738	99,500,844
			151,705,133

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Annual Report

| 37

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Foreign Equity Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
Russia 0.7%
Mining and Metallurgical Co. Norilsk Nickel OJSC,
ADR	Metals & Mining	1,955,732	$27,810,509
Mobile TeleSystems, ADR	Wireless Telecommunication Services	1,802,706	12,943,429
			40,753,938
Singapore 3.4%
DBS Group Holdings Ltd.	Banks	5,687,313	88,434,970
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	28,795,360	84,768,949
United Overseas Bank Ltd.	Banks	2,045,000	37,865,225
			211,069,144
South Korea 6.2%
Hana Financial Group Inc.	Banks	977,961	28,612,083
Hyundai Mobis Co. Ltd.	Auto Components	241,555	52,120,191
Hyundai Motor Co.	Automobiles	164,719	25,451,206
KB Financial Group Inc.	Banks	1,060,575	35,053,198
KB Financial Group Inc., ADR	Banks	136,324	4,446,889
LG Electronics Inc.	Household Durables	710,485	38,390,198
POSCO	Metals & Mining	187,769	47,295,896
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	125,696	152,500,176
			383,869,837
Spain 2.0%
[a]Banco Santander SA	Banks	3,168,485	26,821,732
Repsol SA	Oil, Gas & Consumable Fuels	1,957,759	36,824,369
Telefonica SA	Diversified Telecommunication Services	4,367,832	62,998,113
			126,644,214
Sweden 1.2%
Ericsson, B	Communications Equipment	2,069,670	25,037,936
Getinge AB, B	Health Care Equipment & Supplies	2,046,021	46,644,168
			71,682,104
Switzerland 6.9%
Credit Suisse Group AG	Capital Markets	3,375,687	85,156,135
Novartis AG	Pharmaceuticals	1,013,664	94,157,987
Roche Holding AG	Pharmaceuticals	533,850	144,926,690
Swiss Re AG	Insurance	1,249,765	105,152,728
			429,393,540
Taiwan 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	10,769,492	47,976,316
Thailand 0.6%
Bangkok Bank PCL, fgn.	Banks	6,153,300	36,305,967
United Kingdom 19.3%
Aviva PLC	Insurance	9,850,259	74,388,183
BAE Systems PLC	Aerospace & Defense	9,600,371	70,630,541
Barclays PLC	Banks	13,132,150	49,842,213
BP PLC	Oil, Gas & Consumable Fuels	10,022,901	64,209,277
BP PLC, ADR	Oil, Gas & Consumable Fuels	11,111	423,551
Carillion PLC	Construction & Engineering	6,786,320	35,520,375
GlaxoSmithKline PLC	Pharmaceuticals	4,857,452	104,181,227
HSBC Holdings PLC	Banks	7,824,901	74,626,665

38 | Annual Report			ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Foreign Equity Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
[a]International Consolidated Airlines Group SA	Airlines	11,031,820	$83,586,340
Kingfisher PLC	Specialty Retail	15,636,761	82,990,128
[a]Lloyds Banking Group PLC	Banks	72,965,620	86,231,229
Marks & Spencer Group PLC	Multiline Retail	9,512,950	70,995,672
Petrofac Ltd.	Energy Equipment & Services	1,757,580	19,258,965
Rexam PLC	Containers & Packaging	6,556,300	46,375,203
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	1,397,864	97,235,420
Serco Group PLC	Commercial Services & Supplies	6,136,317	15,370,436
Sky PLC	Media	2,874,580	40,280,663
Standard Chartered PLC	Banks	2,732,038	41,008,657
Tesco PLC	Food & Staples Retailing	15,433,760	45,466,975
Unilever NV, IDR	Food Products	639,786	25,267,964
Vodafone Group PLC	Wireless Telecommunication Services	19,957,054	69,259,866
			1,197,149,550
United States 1.4%
ACE Ltd.	Insurance	572,740	65,796,371
Perrigo Co. PLC	Pharmaceuticals	144,712	24,190,058
			89,986,429
Total Common Stocks
(Cost $4,746,599,844)			6,145,979,043
Preferred Stocks
(Cost $30,874,426) 0.2%
Brazil 0.2%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	1,988,625	15,073,777
Total Investments before Short Term
Investments (Cost $4,777,474,270)			6,161,052,820
Short Term Investments
(Cost $36,954,370) 0.6%
Money Market Funds 0.6%
United States 0.6%
[a,d]Institutional Fiduciary Trust Money Market
Portfolio		36,954,370	36,954,370
Total Investments (Cost $4,814,428,640)
99.7%			6,198,007,190
Other Assets, less Liabilities 0.3%			19,828,034
Net Assets 100.0%			$6,217,835,224

See Abbreviations on page 67.

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the value of this security was
$47,781,270, representing 0.77% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2014, the aggregate value of these securities was $26,928,939, representing 0.43% of net assets.
dSee Note 3(d) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 39

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Foreign Smaller Companies Series
		Year Ended December 31,
	2014	2013		2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.96	$18.31		$15.31	$17.68	$14.68
Income from investment operations[a]:
Net investment income[b]	0.25	0.24		0.29	0.29	0.18
Net realized and unrealized gains (losses)	(0.98)	3.82		3.01	(2.29)	2.95
Total from investment operations	(0.73)	4.06		3.30	(2.00)	3.13
Less distributions from:
Net investment income	(0.16)	(0.30)		(0.27)	(0.24)	(0.13)
Net realized gains	(0.27)	(0.11)		(0.03)	(0.13)	—
Total distributions	(0.43)	(0.41)		(0.30)	(0.37)	(0.13)
Net asset value, end of year	$20.80	$21.96		$18.31	$15.31	$17.68

Total return	(3.32)%	22.24%		21.56%	(11.30)%	21.37%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.98%	0.99%		1.01%	1.02%	1.05%
Expenses net of waiver and payments by affiliates	0.98%	0.98	%c	0.95%	0.95%	0.95	%c
Net investment income	1.15%	1.16%		1.70%	1.68%	1.19%

Supplemental data
Net assets, end of year (000’s)	$1,281,733	$1,252,797		$495,600	$317,390	$267,488
Portfolio turnover rate	21.36%	23.84%		19.76%	10.44%	20.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

40 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2014
Foreign Smaller Companies Series
		Shares/
	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests 93.2%
Australia 0.3%
Iluka Resources Ltd.	Metals & Mining	829,385	$4,029,298
Austria 0.6%
Wienerberger AG	Building Products	596,270	8,257,415
Bahamas 1.2%
[a]Steiner Leisure Ltd.	Diversified Consumer Services	322,660	14,910,119
Belgium 1.6%
Barco NV	Electronic Equipment, Instruments & Components	187,070	13,182,897
[a]Ontex Group NV	Personal Products	254,230	7,295,168
			20,478,065
Bermuda 1.1%
Axis Capital Holdings Ltd.	Insurance	267,350	13,658,911
Brazil 0.9%
Companhia de Saneamento de Minas Gerais	Water Utilities	498,100	4,719,533
Grendene SA	Textiles, Apparel & Luxury Goods	1,132,700	6,521,283
			11,240,816
Canada 5.9%
AGF Management Ltd.	Capital Markets	643,300	4,703,222
Canaccord Genuity Group Inc.	Capital Markets	468,638	3,151,830
Dorel Industries Inc., B	Household Durables	498,600	17,183,184
Enerflex Ltd.	Energy Equipment & Services	524,800	7,407,080
Ensign Energy Services Inc.	Energy Equipment & Services	448,700	3,941,219
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	297,200	9,464,332
HudBay Minerals Inc.	Metals & Mining	2,387,760	20,808,724
Mullen Group Ltd.	Energy Equipment & Services	410,100	7,525,710
Trican Well Service Ltd.	Energy Equipment & Services	421,400	2,021,269
			76,206,570
China 4.0%
AAC Technologies Holdings Inc.	Electronic Equipment, Instruments & Components	1,683,500	8,977,711
China ZhengTong Auto Services Holdings Ltd.	Specialty Retail	12,391,500	5,449,483
[a]Kingdee International Software Group Co. Ltd.,
fgn.	Software	41,048,000	12,228,720
Shenguan Holdings Group Ltd.	Food Products	22,810,000	7,619,071
Sinomedia Holding Ltd.	Media	12,207,000	6,895,409
Yingde Gases Group Co. Ltd.	Chemicals	14,454,500	10,178,241
			51,348,635
Finland 3.8%
Amer Sports OYJ	Leisure Products	1,264,112	24,564,982
Huhtamaki OYJ	Containers & Packaging	934,360	24,691,771
			49,256,753
France 1.6%
[a]Beneteau	Leisure Products	476,600	6,695,324
Ipsos	Media	485,570	13,933,504
			20,628,828

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Annual Report

| 41

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)
		Shares/
	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
Germany 6.9%
DMG MORI SEIKI AG	Machinery	550,052	$15,640,728
Gerresheimer AG	Life Sciences Tools & Services	389,900	21,206,466
[a]Grand City Properties SA	Real Estate Management & Development	843,800	12,425,545
[a]Kloeckner & Co. SE	Trading Companies & Distributors	1,131,515	12,271,540
Leoni AG	Auto Components	182,000	10,877,767
Rational AG	Machinery	52,110	16,378,042
			88,800,088
Greece 0.4%
JUMBO SA	Specialty Retail	464,101	4,756,432
Hong Kong 7.8%
Luk Fook Holdings (International) Ltd.	Specialty Retail	3,416,000	12,842,023
Sitoy Group Holdings Ltd.	Textiles, Apparel & Luxury Goods	11,750,000	9,508,863
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	3,993,562	10,506,731
Techtronic Industries Co. Ltd.	Household Durables	8,253,000	26,609,019
Value Partners Group Ltd.	Capital Markets	16,304,000	13,709,410
VTech Holdings Ltd.	Communications Equipment	1,851,300	26,597,388
			99,773,434
India 0.5%
Jain Irrigation Systems Ltd.	Machinery	5,600,954	6,219,827
Italy 2.3%
Amplifon SpA	Health Care Providers & Services	1,094,700	6,495,774
Azimut Holding SpA	Capital Markets	266,624	5,816,749
Marr SpA	Food & Staples Retailing	414,296	7,379,109
[a]Sorin SpA	Health Care Equipment & Supplies	4,337,155	10,107,566
			29,799,198
Japan 15.3%
Aderans Co. Ltd.	Personal Products	634,600	6,016,321
Asahi Co. Ltd.	Specialty Retail	595,300	5,519,535
Asics Corp.	Textiles, Apparel & Luxury Goods	1,122,100	27,110,198
Capcom Co. Ltd.	Software	322,700	4,890,659
Daibiru Corp.	Real Estate Management & Development	684,300	6,487,501
Descente Ltd.	Textiles, Apparel & Luxury Goods	1,051,671	10,286,321
Keihin Corp.	Auto Components	609,700	9,133,415
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	402,700	23,659,570
MEITEC Corp.	Professional Services	614,000	18,344,419
Nissin Kogyo Co. Ltd.	Auto Components	292,230	4,094,756
Seria Co. Ltd.	Multiline Retail	154,600	5,160,860
Shinko Plantech Co. Ltd.	Energy Equipment & Services	723,000	5,098,560
Square Enix Holdings Co. Ltd.	Software	588,500	12,317,613
Sumitomo Rubber Industries Ltd.	Auto Components	1,373,000	20,625,078
Tokai Rika Co. Ltd.	Auto Components	397,600	8,451,385
Tsugami Corp.	Machinery	1,254,000	6,771,025
Tsumura & Co.	Pharmaceuticals	713,400	15,938,008
Unipres Corp.	Auto Components	355,500	5,880,250
			195,785,474

42 | Annual Report

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)
		Shares/
	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
Netherlands 4.6%
Aalberts Industries NV	Machinery	718,108	$21,318,723
Accell Group NV	Leisure Products	335,775	5,525,513
Arcadis NV	Construction & Engineering	624,740	18,845,469
Beter Bed Holding NV	Specialty Retail	373,050	7,761,660
USG People NV	Professional Services	430,172	4,857,902
			58,309,267
Norway 2.0%
Schibsted ASA	Media	256,638	16,272,175
Tomra Systems ASA	Commercial Services & Supplies	1,181,150	9,090,634
			25,362,809
Philippines 1.1%
Metropolitan Bank & Trust Co.	Banks	3,203,789	5,937,579
Vista Land & Lifescapes Inc.	Real Estate Management & Development	47,331,300	7,609,364
			13,546,943
Russia 0.1%
[a,b]X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	133,338	1,626,724
Singapore 1.0%
[a]Flextronics International Ltd.	Electronic Equipment, Instruments & Components	1,152,130	12,880,813
South Korea 8.1%
Binggrae Co. Ltd.	Food Products	134,454	9,268,790
BS Financial Group Inc.	Banks	1,381,164	18,310,121
Daum Kakao Corp.	Internet Software & Services	45,841	5,180,248
DGB Financial Group Inc.	Banks	1,173,767	12,126,579
[a]DGB Financial Group Inc., rts., 1/13/15	Banks	213,640	224,625
Halla Visteon Climate Control Corp.	Auto Components	472,380	20,903,299
Hyundai Mipo Dockyard Co. Ltd.	Machinery	91,705	5,843,913
KIWOOM Securities Co. Ltd.	Capital Markets	184,979	7,796,529
Korea Investment Holdings Co. Ltd.	Capital Markets	178,750	7,926,213
Youngone Corp.	Textiles, Apparel & Luxury Goods	343,463	16,643,084
			104,223,401
Spain 1.3%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	29,776	10,893,356
Tecnicas Reunidas SA	Energy Equipment & Services	129,345	5,679,655
			16,573,011
Sweden 1.7%
Bulten AB	Auto Components	631,553	5,425,504
[a,c]D Carnegie & Co. AB	Real Estate Management & Development	74	—
Duni AB	Household Durables	695,810	10,349,138
[d]Oriflame Cosmetics SA, SDR	Personal Products	462,950	6,440,496
			22,215,138
Switzerland 2.6%
Logitech International SA	Technology Hardware, Storage & Peripherals	1,005,240	13,500,373
Panalpina Welttransport Holding AG	Air Freight & Logistics	45,940	6,168,769
Vontobel Holding AG	Capital Markets	371,770	14,022,707
			33,691,849

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)
		Shares/
	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
Taiwan 4.4%
D-Link Corp.	Communications Equipment	9,753,240	$5,731,581
Giant Manufacturing Co. Ltd.	Leisure Products	2,366,482	21,009,808
Simplo Technology Co. Ltd.	Electronic Equipment, Instruments & Components	3,666,918	18,247,120
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	5,762,000	11,305,178
			56,293,687
Thailand 0.9%
L.P.N. Development PCL, fgn.	Real Estate Management & Development	9,575,000	6,406,630
Pruksa Real Estate PCL, fgn.	Real Estate Management & Development	6,205,600	5,426,126
			11,832,756
United Kingdom 9.7%
Bellway PLC	Household Durables	269,700	8,151,195
Berendsen PLC	Commercial Services & Supplies	544,680	9,338,920
Bovis Homes Group PLC	Household Durables	407,880	5,623,320
Debenhams PLC	Multiline Retail	5,841,420	6,851,528
Devro PLC	Food Products	1,708,970	8,124,503
Dignity PLC	Diversified Consumer Services	372,324	11,078,717
Greggs PLC	Food & Staples Retailing	2,090,140	23,847,836
HomeServe PLC	Commercial Services & Supplies	2,080,310	10,914,521
Laird PLC	Electronic Equipment, Instruments & Components	2,302,240	11,160,239
Man Group PLC	Capital Markets	4,293,191	10,740,333
UBM PLC	Media	1,502,676	11,315,270
[a]Vectura Group PLC	Pharmaceuticals	3,486,022	6,995,840
			124,142,222
United States 1.5%
iShares MSCI EAFE Small-Cap ETF	Diversified Financial Services	398,400	18,609,264
Total Common Stocks and Other
Equity Interests
(Cost $1,021,777,293)			1,194,457,747
Preferred Stocks
(Cost $12,225,987) 0.7%
Germany 0.7%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	95,700	9,711,894
Total Investments before Short Term
Investments (Cost $1,034,003,280)			1,204,169,641

44 | Annual Report

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Foreign Smaller Companies Series (continued)
	Shares/
	Rights/Units	Value
Short Term Investments
(Cost $2,525,842) 0.2%
[e]Investments from Cash Collateral
Received for Loaned Securities
(Cost $2,525,842) 0.2%
Money Market Funds 0.2%
United States 0.2%
[f]BNY Mellon Overnight Government Fund,
0.072%	2,525,842	$2,525,842
Total Investments
(Cost $1,036,529,122) 94.1%		1,206,695,483
Other Assets, less Liabilities 5.9%		75,037,248
Net Assets 100.0%		$1,281,732,731

See Abbreviations on page 67.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days.
dA portion or all of the security is on loan at December 31, 2014. See Note 1(d).
eSee Note 1(d) regarding securities on loan.
fThe rate shown is the annualized seven-day yield at period end.

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TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Global Equity Series
		Year Ended December 31,
	2014	2013		2012		2011		2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.53	$9.88		$8.06		$8.70		$8.19
Income from investment operations[a]:
Net investment income[b]	0.25 [c]	0.14		0.16		0.14		0.12
Net realized and unrealized gains (losses)	(0.46)	2.84		1.82		(0.67)		0.48
Total from investment operations	(0.21)	2.98		1.98		(0.53)		0.60
Less distributions from:
Net investment income	(0.26)	(0.13)		(0.16)		(0.11)		(0.09)
Net realized gains	(1.42)	(1.20)		—		—		—
Total distributions	(1.68)	(1.33)		(0.16)		(0.11)		(0.09)
Net asset value, end of year	$9.64	$11.53		$9.88		$8.06		$8.70

Total return	(2.01)%	30.43%		24.63%		(6.10)%		7.32%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.92%	0.94%		0.94%		0.95%		0.97%
Expenses net of waiver and payments by affiliates	0.92%	0.90	%d	0.81	%d	0.81	%d	0.81	%d
Net investment income	2.21%[c]	1.26%		1.80%		1.60%		1.46%

Supplemental data
Net assets, end of year (000’s)	$467,375	$491,602		$432,585		$371,108		$273,259
Portfolio turnover rate	35.50%	42.66%		45.23%		18.64%		42.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.43%.
dBenefit of expense reduction rounds to less than 0.01%.

46 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2014
Global Equity Series
	Industry	Shares	Value
Common Stocks 93.6%
Australia 1.6%
[a]Qantas Airways Ltd.	Airlines	3,786,482	$7,419,990
Austria 0.7%
UNIQA Insurance Group AG	Insurance	349,208	3,286,107
Belgium 0.8%
UCB SA	Pharmaceuticals	48,480	3,707,362
Canada 0.6%
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	223,620	1,752,372
Trican Well Service Ltd.	Energy Equipment & Services	211,700	1,015,431
			2,767,803
China 7.0%
[a,b]China CNR Corp. Ltd., H, Reg S	Machinery	2,775,000	3,972,491
China Life Insurance Co. Ltd., H	Insurance	1,398,000	5,462,945
China Mobile Ltd.	Wireless Telecommunication Services	115,500	1,351,034
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	1,539,290	4,546,037
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	4,114,000	2,387,557
CSR Corp. Ltd, H	Machinery	2,733,000	3,679,740
Haier Electronics Group Co. Ltd.	Household Durables	1,346,000	3,221,811
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	2,926,000	2,777,341
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	974,700	2,199,814
Sinopharm Group Co.	Health Care Providers & Services	557,200	1,976,154
Weichai Power Co. Ltd., H	Machinery	322,000	1,353,787
			32,928,711
Denmark 0.5%
H. Lundbeck AS	Pharmaceuticals	115,110	2,296,627
France 7.6%
AXA SA	Insurance	166,725	3,874,364
BNP Paribas SA	Banks	103,440	6,165,500
Cie Generale des Etablissements Michelin, B	Auto Components	43,648	3,975,316
Compagnie de Saint-Gobain	Building Products	85,360	3,638,752
Credit Agricole SA	Banks	491,460	6,398,612
Ipsen SA	Pharmaceuticals	48,360	2,516,171
Sanofi	Pharmaceuticals	21,530	1,971,041
SEB SA	Household Durables	28,250	2,104,616
Technip SA	Energy Equipment & Services	26,380	1,577,317
Total SA, B	Oil, Gas & Consumable Fuels	61,230	3,150,234
			35,371,923
Germany 7.3%
Bayer AG	Pharmaceuticals	62,330	8,522,381
Deutsche Boerse AG	Diversified Financial Services	93,510	6,700,571
Deutsche Lufthansa AG	Airlines	145,960	2,442,538
Gerresheimer AG	Life Sciences Tools & Services	38,720	2,105,961
HeidelbergCement AG	Construction Materials	23,970	1,705,708
Merck KGaA	Pharmaceuticals	59,220	5,619,279
Metro AG	Food & Staples Retailing	91,970	2,816,590
[a]MorphoSys AG	Life Sciences Tools & Services	46,540	4,315,296
			34,228,324

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Annual Report

| 47

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Global Equity Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
Hong Kong 0.9%
[a]GCL-Poly Energy Holdings Ltd.	Semiconductors & Semiconductor Equipment	4,177,000	$975,035
Hutchison Whampoa Ltd.	Industrial Conglomerates	301,000	3,468,471
			4,443,506
India 0.1%
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	38,094	686,460
Ireland 0.5%
CRH PLC	Construction Materials	104,460	2,515,292
Israel 2.0%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	160,510	9,230,930
Italy 2.2%
Eni SpA	Oil, Gas & Consumable Fuels	272,394	4,782,449
[a]Saipem SpA	Energy Equipment & Services	54,567	578,718
[a]Sorin SpA	Health Care Equipment & Supplies	438,778	1,022,555
UniCredit SpA	Banks	637,058	4,112,432
			10,496,154
Japan 3.7%
Capcom Co. Ltd.	Software	137,500	2,083,872
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals	215,000	2,377,425
Nikon Corp.	Household Durables	76,600	1,025,382
Nissan Motor Co. Ltd.	Automobiles	656,200	5,788,470
Toyota Motor Corp.	Automobiles	91,900	5,796,622
			17,071,771
Netherlands 4.2%
Akzo Nobel NV	Chemicals	58,480	4,079,360
[a]NN Group NV	Insurance	84,860	2,551,099
[a,c]NN Group NV, 144A	Insurance	98,600	2,964,158
[a]QIAGEN NV	Life Sciences Tools & Services	107,020	2,507,008
TNT Express NV	Air Freight & Logistics	1,109,590	7,439,368
			19,540,993
Norway 0.7%
Telenor ASA	Diversified Telecommunication Services	153,630	3,115,372
Portugal 1.2%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	532,790	5,435,262
Russia 1.7%
Mining and Metallurgical Co. Norilsk Nickel OJSC,
ADR	Metals & Mining	465,166	6,614,660
Mobile TeleSystems, ADR	Wireless Telecommunication Services	200,832	1,441,974
			8,056,634
Singapore 0.7%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	1,123,004	3,305,945
South Korea 2.5%
Hana Financial Group Inc.	Banks	33,949	993,242
POSCO	Metals & Mining	9,670	2,435,712
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	6,702	8,131,175
			11,560,129

48 | Annual Report			ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Global Equity Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
Spain 1.1%
Telefonica SA	Diversified Telecommunication Services	369,959	$5,335,993
Sweden 0.3%
Getinge AB, B	Health Care Equipment & Supplies	59,170	1,348,928
Switzerland 3.8%
ABB Ltd.	Electrical Equipment	246,540	5,242,261
[a]Basilea Pharmaceutica AG	Biotechnology	24,680	2,287,530
Credit Suisse Group AG	Capital Markets	215,311	5,431,502
Roche Holding AG	Pharmaceuticals	17,630	4,786,096
			17,747,389
Thailand 1.0%
Bangkok Bank PCL, fgn.	Banks	770,500	4,546,138
United Kingdom 10.8%
Aviva PLC	Insurance	425,840	3,215,902
Barclays PLC	Banks	636,520	2,415,870
BP PLC	Oil, Gas & Consumable Fuels	336,730	2,157,179
GlaxoSmithKline PLC	Pharmaceuticals	174,000	3,731,902
HSBC Holdings PLC	Banks	865,200	8,251,477
Kingfisher PLC	Specialty Retail	990,480	5,256,847
Marks & Spencer Group PLC	Multiline Retail	311,750	2,326,608
Petrofac Ltd.	Energy Equipment & Services	38,780	424,938
Rexam PLC	Containers & Packaging	293,245	2,074,233
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	179,080	6,233,017
Serco Group PLC	Commercial Services & Supplies	489,870	1,227,041
Sky PLC	Media	212,680	2,980,224
Standard Chartered PLC	Banks	195,000	2,927,005
Tesco PLC	Food & Staples Retailing	358,450	1,055,973
Vodafone Group PLC	Wireless Telecommunication Services	1,743,842	6,051,908
			50,330,124
United States 30.1%
[a]Actavis PLC	Pharmaceuticals	24,190	6,226,748
Allegheny Technologies Inc.	Metals & Mining	84,550	2,939,804
American International Group Inc.	Insurance	44,130	2,471,721
Amgen Inc.	Biotechnology	44,600	7,104,334
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	175,850	4,382,182
Best Buy Co. Inc.	Specialty Retail	58,650	2,286,177
Capital One Financial Corp.	Consumer Finance	42,480	3,506,724
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	110,680	2,166,008
Chevron Corp.	Oil, Gas & Consumable Fuels	17,730	1,988,951
Citigroup Inc.	Banks	164,260	8,888,109
Comcast Corp., Special A	Media	144,150	8,297,995
CVS Health Corp.	Food & Staples Retailing	58,040	5,589,832
Foot Locker Inc.	Specialty Retail	84,690	4,757,884
[a]Gilead Sciences Inc.	Biotechnology	89,820	8,466,433
The Hartford Financial Services Group Inc.	Insurance	64,360	2,683,168
JPMorgan Chase & Co.	Banks	110,970	6,944,503
[a]Knowles Corp.	Electronic Equipment, Instruments & Components	155,750	3,667,913
Macy’s Inc.	Multiline Retail	118,040	7,761,130
Medtronic Inc.	Health Care Equipment & Supplies	72,750	5,252,550
Microsoft Corp.	Software	252,170	11,713,296

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS

Global Equity Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
Morgan Stanley	Capital Markets	179,260	$6,955,288
[a]Navistar International Corp.	Machinery	57,240	1,916,395
[a]News Corp., A	Media	148,190	2,325,101
Noble Corp. PLC	Energy Equipment & Services	111,840	1,853,189
Pfizer Inc.	Pharmaceuticals	121,390	3,781,299
Stanley Black & Decker Inc.	Machinery	28,730	2,760,378
SunTrust Banks Inc.	Banks	115,680	4,846,992
Twenty-First Century Fox Inc., A	Media	83,050	3,189,535
Walgreens Boots Alliance Inc.	Food & Staples Retailing	78,330	5,968,746
			140,692,385
Total Common Stocks
(Cost $379,775,771)			437,466,252
Preferred Stocks 0.7%
Brazil 0.1%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	78,385	594,158
Germany 0.6%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	25,700	2,608,106
Total Preferred Stocks
(Cost $4,415,097)			3,202,264
Total Investments before Short Term
Investments (Cost $384,190,868)			440,668,516

	Principal Amount
Short Term Investments 5.3%
Time Deposits 5.3%
Canada 3.8%
Bank of Montreal, 0.03%, 1/02/15		$9,000,000	9,000,000
Royal Bank of Canada, 0.03%, 1/02/15		9,000,000	9,000,000
			18,000,000
United States 1.5%
Scotia Capital Markets, 0.04%, 1/02/15		7,000,000	7,000,000
Total Time Deposits
(Cost $25,000,000)			25,000,000
Total Investments (Cost $409,190,868)
99.6%			465,668,516
Other Assets, less Liabilities 0.4%			1,706,885
Net Assets 100.0%			$467,375,401
See Abbreviations on page 67.

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the value of this security was
$3,972,491, representing 0.85% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2014, the value of this security was $2,964,158, representing 0.63% of net assets.

50 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	TEMPLETON INSTITUTIONAL FUNDS

Financial Statements

Statements of Assets and Liabilities
December 31, 2014

	Emerging	Foreign
	Markets Series	Equity Series
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$89,925,061	$4,777,474,270
Cost - Sweep Money Fund (Note 3d)	2,196,731	36,954,370
Total cost of investments	$92,121,792	$4,814,428,640
Value - Unaffiliated issuers	$99,988,726	$6,161,052,820
Value - Sweep Money Fund (Note 3d)	2,196,731	36,954,370
Total value of investments	102,185,457	6,198,007,190
Receivables:
Investment securities sold	235,804	23,471,434
Capital shares sold	17,549	6,671,396
Dividends	68,727	16,089,391
Other assets	56,900	577
Total assets	102,564,437	6,244,239,988
Liabilities:
Payables:
Investment securities purchased	111,638	—
Capital shares redeemed	364,658	21,902,341
Management fees	105,299	4,037,599
Transfer agent fees	134	22,076
Professional fees	58,499	76,501
Deferred tax	33,494	—
Accrued expenses and other liabilities	30,098	366,247
Total liabilities	703,820	26,404,764
Net assets, at value	$101,860,617	$6,217,835,224
Net assets consist of:
Paid-in capital	$94,869,680	$4,961,782,135
Distributions in excess of net investment income	(3,244,008)	(46,146,181)
Net unrealized appreciation (depreciation)	10,016,407	1,382,869,029
Accumulated net realized gain (loss)	218,538	(80,669,759)
Net assets, at value	$101,860,617	$6,217,835,224
Shares outstanding	22,182,366	—
Net asset value per share	$4.59	—
Primary Shares:
Net assets, at value	—	$6,210,850,169
Shares outstanding	—	309,816,948
Net asset value per share	—	$20.05
Service Shares:
Net assets, at value	—	$6,985,055
Shares outstanding	—	347,354
Net asset value and maximum offering price per share	—	$20.11

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TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
December 31, 2014

	Foreign Smaller	Global
	Companies Series	Equity Series
Assets:
Investments in securities:
Cost	$1,036,529,122	$409,190,868
Value[a]	$1,206,695,483	$465,668,516
Cash	76,802,308	779,256
Receivables:
Investment securities sold	159,061	—
Capital shares sold	1,066,810	6,998
Dividends and interest	1,635,613	1,288,654
Foreign tax	—	10,713
Other assets	113	41
Total assets	1,286,359,388	467,754,178
Liabilities:
Payables:
Capital shares redeemed	929,507	723
Management fees	1,025,573	303,151
Transfer agent fees	507	50
Professional fees	51,806	54,960
Payable upon return of securities loaned	2,525,842	—
Accrued expenses and other liabilities	93,422	19,893
Total liabilities	4,626,657	378,777
Net assets, at value	$1,281,732,731	$467,375,401
Net assets consist of:
Paid-in capital	$1,123,251,311	$412,727,892
Undistributed net investment income (distributions in excess of net investment income)	(1,190,000)	554,073
Net unrealized appreciation (depreciation)	170,120,924	56,440,664
Accumulated net realized gain (loss)	(10,449,504)	(2,347,228)
Net assets, at value	$1,281,732,731	$467,375,401
Shares outstanding	61,610,584	48,484,970
Net asset value per share	$20.80	$9.64

[a]The Foreign Smaller Companies Series includes $2,390,420 of securities loaned.
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TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Operations
for the year ended December 31, 2014

	Emerging	Foreign
	Markets Series	Equity Series
Investment income:
Dividends[a]	$4,467,503	$276,208,043
Income from securities loaned	12,087	53,969
Total investment income	4,479,590	276,262,012
Expenses:
Management fees (Note 3a)	1,687,945	49,715,790
Administrative fees (Note 3b)	43,392	1,885,642
Transfer agent fees (Note 3c)	1,949	28,348
Sub-transfer agent fees - Service Shares (Note 3c)	—	11,518
Custodian fees (Note 4)	71,157	737,191
Reports to shareholders	7,264	71,638
Registration and filing fees	29,961	85,517
Professional fees	70,800	126,413
Trustees’ fees and expenses	4,054	173,936
Other	15,991	120,914
Total expenses	1,932,513	52,956,907
Expenses waived/paid by affiliates (Note 3d)	(2,663)	(155,979)
Net expenses	1,929,850	52,800,928
Net investment income	2,549,740	223,461,084
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	33,061,339	62,302,725
Foreign currency transactions	(56,903)	(242,127)
Net realized gain (loss)	33,004,436	62,060,598
Net change in unrealized appreciation (depreciation) on:
Investments	(45,607,851)	(754,298,381)
Translation of other assets and liabilities denominated in foreign currencies	(6,528)	(1,086,086)
Change in deferred taxes on unrealized appreciation	(3,883)	—
Net change in unrealized appreciation (depreciation)	(45,618,262)	(755,384,467)
Net realized and unrealized gain (loss)	(12,613,826)	(693,323,869)
Net increase (decrease) in net assets resulting from operations	$(10,064,086)	$(469,862,785)

aForeign taxes withheld on dividends $ 353,271 $ 19,599,716

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Annual Report | 53

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended December 31, 2014

	Foreign Smaller	Global
	Companies Series	Equity Series
Investment income:
Dividends[a]	$27,682,522	$14,986,434
Interest	3,825	9,764
Income from securities loaned	515,465	2,560
Total investment income	28,201,812	14,998,758
Expenses:
Management fees (Note 3a)	12,484,415	4,223,797
Transfer agent fees (Note 3c)	7,137	846
Custodian fees (Note 4)	226,595	38,912
Reports to shareholders	26,736	5,198
Registration and filing fees	86,911	23,980
Professional fees	58,147	67,647
Trustees’ fees and expenses	32,731	12,243
Other	38,782	33,181
Total expenses	12,961,454	4,405,804
Net investment income	15,240,358	10,592,954
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,017,556	49,159,759
Foreign currency transactions	493,740	(139,004)
Net realized gain (loss)	10,511,296	49,020,755
Net change in unrealized appreciation (depreciation) on:
Investments	(68,815,927)	(68,814,370)
Translation of other assets and liabilities denominated in foreign currencies	(26,639)	(42,111)
Change in deferred taxes on unrealized appreciation	229,022	—
Net change in unrealized appreciation (depreciation)	(68,613,544)	(68,856,481)
Net realized and unrealized gain (loss)	(58,102,248)	(19,835,726)
Net increase (decrease) in net assets resulting from operations	$(42,861,890)	$(9,242,772)

aForeign taxes withheld on dividends $ 2,930,411 $ 1,051,341

54 | Annual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

		TEMPLETON INSTITUTIONAL FUNDS
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Emerging Markets Series		Foreign Equity Series
	Year Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$2,549,740	$2,297,046	$223,461,084	$132,297,359
Net realized gain (loss) from investments and foreign
currency transactions	33,004,436	51,510,286	62,060,598	99,379,752
Net change in unrealized appreciation (depreciation)
on investments, translation of other assets and
liabilities denominated in foreign currencies and
deferred taxes	(45,618,262)	(50,449,769)	(755,384,467)	890,001,098
Net increase (decrease) in net assets resulting
from operations	(10,064,086)	3,357,563	(469,862,785)	1,121,678,209
Distributions to shareholders from:
Net investment income	(3,262,876)	(2,298,803)	—	—
Net realized gains	(32,812,430)	(54,320,473)	—	—
Net investment income:
Primary Shares	—	—	(235,550,172)	(129,039,719)
Service Shares	—	—	(250,736)	(129,491)
Net realized gains:
Primary Shares	—	—	(103,923,370)	(72,776,168)
Service Shares	—	—	(115,780)	(81,667)
Total distributions to shareholders	(36,075,306)	(56,619,276)	(339,840,058)	(202,027,045)
Capital share transactions: (Note 2)	(17,215,565)	(30,712,603)	—	—
Primary Shares	—	—	203,739,657	78,493,116
Service Shares	—	—	173,372	(14,662,257)
Total capital share transactions	(17,215,565)	(30,712,603)	203,913,029	63,830,859
Net increase (decrease) in net assets	(63,354,957)	(83,974,316)	(605,789,814)	983,482,023
Net assets:
Beginning of year	165,215,574	249,189,890	6,823,625,038	5,840,143,015
End of year	$101,860,617	$165,215,574	$6,217,835,224	$6,823,625,038
Distributions in excess of net investment income
included in net assets:
End of year	$(3,244,008)	$(2,987,853)	$(46,146,181)	$(39,900,761)

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The accompanying notes are an integral part of these financial statements. | Annual Report | 55

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Foreign Smaller Companies Series		Global Equity Series
	Year Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$15,240,358	$10,034,980	$10,592,954	$5,727,232
Net realized gain (loss) from investments and foreign
currency transactions	10,511,296	379,128	49,020,755	50,944,206
Net change in unrealized appreciation (depreciation)
on investments, translation of other assets and
liabilities denominated in foreign currencies and
deferred taxes	(68,613,544)	160,291,999	(68,856,481)	65,236,359
Net increase (decrease) in net assets resulting
from operations	(42,861,890)	170,706,107	(9,242,772)	121,907,797
Distributions to shareholders from:
Net investment income	(9,733,595)	(16,339,281)	(10,681,401)	(4,798,439)
Net realized gains	(16,344,012)	(5,929,401)	(58,884,819)	(46,261,959)
Total distributions to shareholders	(26,077,607)	(22,268,682)	(69,566,220)	(51,060,398)
Capital share transactions: (Note 2)	97,875,195	608,759,234	54,582,067	(11,829,879)
Net increase (decrease) in net assets	28,935,698	757,196,659	(24,226,925)	59,017,520
Net assets:
Beginning of year	1,252,797,033	495,600,374	491,602,326	432,584,806
End of year	$1,281,732,731	$1,252,797,033	$467,375,401	$491,602,326
Undistributed net investment income (distributions in
excess of net investment income) included in
net assets:
End of year	$(1,190,000)	$(7,654,804)	$554,073	$777,810

56 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INSTITUTIONAL FUNDS

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of four separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translations

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

Certain funds invest in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund

58 | Annual Report

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, Foreign Equity Series and Global Equity Series have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Emerging Markets Series
	Shares	Amount
Year ended December 31, 2014
Shares sold	3,206,522	$22,673,149
Shares issued in reinvestment of distributions	7,468,364	35,223,531
Shares redeemed	(11,107,245)	(75,112,245)
Net increase (decrease)	(432,359)	$(17,215,565)
Year ended December 31, 2013
Shares sold	7,112,098	$72,744,698
Shares issued in reinvestment of distributions	7,354,142	53,860,469
Shares redeemed	(15,616,882)	(157,317,770)
Net increase (decrease)	(1,150,642)	$(30,712,603)

	Foreign Equity Series
	Shares	Amount

Primary Shares:
Year ended December 31, 2014
Shares sold	52,169,180	$1,178,547,708
Shares issued in reinvestment of distributions	14,186,955	287,713,973
Shares redeemed	(56,482,241)	(1,262,522,024)
Net increase (decrease)	9,873,894	$203,739,657
Year ended December 31, 2013
Shares sold	48,678,296	$1,022,438,612
Shares issued in reinvestment of distributions	7,778,941	173,854,205
Shares redeemed	(53,419,945)	(1,117,799,701)
Net increase (decrease)	3,037,292	$78,493,116
Service Shares:
Year ended December 31, 2014
Shares sold	58,279	$1,320,117
Shares issued in reinvestment of distributions	18,019	366,516
Shares redeemed	(67,079)	(1,513,261)
Net increase (decrease)	9,219	$173,372
Year ended December 31, 2013
Shares sold	218,188	$4,471,132
Shares issued in reinvestment of distributions	9,464	211,158
Shares redeemed	(890,627)	(19,344,547)
Net increase (decrease)	(662,975)	$(14,662,257)

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

	Foreign Smaller Companies Series		Global Equity Series
	Shares	Amount	Shares	Amount
Year ended December 31, 2014
Shares sold	10,312,863	$226,108,208	7,716,584	$89,979,433
Shares issued in reinvestment of distributions	1,083,041	22,440,610	7,028,157	69,387,350
Shares redeemed	(6,829,065)	(150,673,623)	(8,883,600)	(104,784,716)
Net increase (decrease)	4,566,839	$97,875,195	5,861,141	$54,582,067
Year ended December 31, 2013
Shares sold	34,087,861	$691,686,372	3,751,230	$39,523,345
Shares issued in reinvestment of distributions	866,707	18,491,310	4,482,858	50,978,101
Shares redeemed	(4,971,100)	(101,418,448)	(9,384,374)	(102,331,325)
Net increase (decrease)	29,983,468	$608,759,234	(1,150,286)	$(11,829,879)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.175%	Up to and including $1 billion
1.125%	Over $1 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

Effective May 1, 2014, Emerging Markets Series combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Prior to May 1, 2014, Emerging Markets Series paid fees to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Foreign Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $1 billion
0.755%	Over $1 billion, up to and including $5 billion
0.735%	Over $5 billion, up to and including $10 billion
0.715%	Over $10 billion, up to and including $15 billion
0.695%	Over $15 billion, up to and including $20 billion
0.675%	In excess of $20 billion

Effective May 1, 2014, Foreign Equity Series combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, Foreign Equity Series paid fees to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $1 billion
0.680%	Over $1 billion, up to and including $5 billion
0.660%	Over $5 billion, up to and including $10 billion
0.640%	Over $10 billion, up to and including $15 billion
0.620%	Over $15 billion, up to and including $20 billion
0.600%	In excess of $20 billion

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

Effective November 1, 2014, Global Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

Prior to November 1, 2014, Global Equity Series paid fees to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $1 billion
0.880%	Over $1 billion, up to and including $5 billion
0.860%	Over $5 billion, up to and including $10 billion
0.840%	Over $10 billion, up to and including $15 billion
0.820%	Over $15 billion, up to and including $20 billion
0.800%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2014, under an agreement with TAML and TIC, FT Services provides administrative services to Emerging Markets Series and Foreign Equity Series. The fee is paid by TAML and TIC based on the average daily net assets, and is not an additional expense of the Funds.

Prior to May 1, 2014, Emerging Markets Series and Foreign Equity Series each paid their allocated share of an administrative fee to FT Services based on the aggregate average net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Under an agreement with TIC, FT Services provides administrative services to Foreign Smaller Companies Series and Global Equity Series. The fee is paid by TIC based on the average daily net assets, and is not an additional expense of the Funds.

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended December 31, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Emerging Markets	Foreign Equity	Foreign Smaller	Global Equity
	Series	Series	Companies Series	Series

Transfer agent fees	$1,692	$30,197	$6,090	$611

Foreign Equity Series’ Service shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

d. Investments in Institutional Fiduciary Trust Money Market Portfolio

Emerging Market Series and Foreign Equity Series invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted on the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended December 31, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year.

At December 31, 2014, the deferred post-October capital losses were as follows:

Foreign Equity	Foreign Smaller	Global Equity
Series	Companies Series	Series

$62,837,626	$10,301,864	$2,229,727

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	Emerging Markets Series		Foreign Equity Series
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$3,262,876	$3,135,175	$291,422,239	$133,780,292
Long term capital gain	32,812,430	53,484,101	48,417,819	68,246,753
	$36,075,306	$56,619,276	$339,840,058	$202,027,045

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NOTES TO FINANCIAL STATEMENTS

	Foreign Smaller Companies Series		Global Equity Series
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$13,197,535	$16,872,593	$17,317,960	$13,781,607
Long term capital gain	12,880,072	5,396,089	52,248,260	37,278,791
	$26,077,607	$22,268,682	$69,566,220	$51,060,398

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:
	Emerging Markets	Foreign Equity	Foreign Smaller	Global Equity
	Series	Series	Companies Series	Series
Cost of investments	$95,771,537	$4,882,777,778	$1,038,090,973	$409,400,526

Unrealized appreciation	$16,205,626	$1,837,856,903	$250,534,654	$91,680,719
Unrealized depreciation	(9,791,706)	(522,627,491)	(81,930,144)	(35,412,729)
Net unrealized appreciation (depreciation)	$6,413,920	$1,315,229,412	$168,604,510	$56,267,990

Undistributed ordinary income	$237,223	$4,370,822	$224,217	$646,223
Undistributed long term capital gains	389,239	—	—	—
Distributable earnings	$626,462	$4,370,822	$224,217	$646,223

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treat-
ments of passive foreign investment company shares, corporate actions and wash sales.

6. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, were as follows:
	Emerging Markets	Foreign Equity	Foreign Smaller	Global Equity
	Series	Series	Companies Series	Series
Purchases	$110,888,617	$1,205,798,539	$343,016,071	$162,483,507
Sales	$164,049,022	$991,050,142	$266,918,686	$176,990,970

7. Shareholder Concentrations

Emerging Markets Series has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. At December 31, 2014, Emerging Markets Series had five unaffiliated shareholders, one holding 23%, the remaining holding 21%, 13%, 11% and 9% of the fund’s outstanding shares.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a total of $2 billion, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended December 31, 2014, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Emerging Markets Series
Assets:
Investments in Securities:
Equity Investments[a,b]	$98,767,452	$—	$—	$98,767,452
Participatory Notes	—	1,221,274	—	1,221,274
Short Term Investments	2,196,731	—	—	2,196,731
Total Investments in Securities	$100,964,183	$1,221,274	$—	$102,185,457
Foreign Equity Series
Assets:
Investments in Securities:
Equity Investments[a,b]	$6,161,052,820	$—	$—	$6,161,052,820
Short Term Investments	36,954,370	—	—	36,954,370
Total Investments in Securities	$6,198,007,190	$—	$—	$6,198,007,190

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NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total
Foreign Smaller Companies Series
Assets:
Investments in Securities:
Equity Investments:[a]
South Korea	$103,998,776	$224,625	$—	$104,223,401
All Other Equity Investments[b]	1,099,946,240	—	—[c]	1,099,946,240
Short Term Investments	—	2,525,842	—	2,525,842
Total Investments in Securities	$1,203,945,016	$2,750,467	$—	$1,206,695,483
Global Equity Series
Assets:
Investments in Securities:
Equity Investments[a,b]	$440,668,516	$—	$—	$440,668,516
Short Term Investments	—	25,000,000	—	25,000,000
Total Investments in Securities	$440,668,516	$25,000,000	$—	$465,668,516

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
IDR	International Depositary Receipt
SDR	Swedish Depositary Receipt

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TEMPLETON INSTITUTIONAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series, Foreign Equity Series, Foreign Smaller Companies Series and Global Equity Series (separate portfolios of Templeton Institutional Funds, hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 18, 2015

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended December 31, 2014.

Emerging Markets	Foreign	Foreign Smaller	Global
Series	Equity Series	Companies Series	Equity Series
$32,812,430	$48,417,819	$12,880,072	$52,248,260

Under Section 871(k)(2)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2014.

Emerging Markets	Foreign	Foreign Smaller	Global
Series	Equity Series	Companies Series	Equity Series
$ —	$55,583,258	$3,455,764	$6,632,686

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

Emerging Markets	Foreign	Foreign Smaller	Global
Series	Equity Series	Companies Series	Equity Series
1.18%	—%	—%	11.26%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2014.

Emerging Markets	Foreign	Foreign Smaller	Global
Series	Equity Series	Companies Series	Equity Series
$2,282,052	$234,641,785	$18,011,955	$12,215,846

Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2014, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 22, 2014, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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TEMPLETON INSTITUTIONAL FUNDS
TAX INFORMATION (UNAUDITED)

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Funds, to shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Emerging Markets Series
Fund Shares	$0.0201	$0.2002	$0.0856
Foreign Equity Series
Primary Shares	$0.0637	$0.8406	$0.6666
Service Shares	$0.0637	$0.8110	$0.6433
Foreign Smaller Companies Series
Fund Shares	$0.0483	$0.2740	$0.1664
Global Equity Series
Fund Shares	$0.0245	$0.2209	$0.1511

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON INSTITUTIONAL FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the
Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	137	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	36	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (May 2014), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1990	26	Talon Metals Corp. (mining
300 S.E. 2nd Street				exploration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	137	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and allied
		Trustee since		products) (1994-2013), RTI
		2007		International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON INSTITUTIONAL FUNDS

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	33	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	137	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	137	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider)
Fort Lauderdale, FL 33301-1923				(2010-2012), The Southern Company
				(energy company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

Constantine D. Tseretopoulos Trustee		Since 1990	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2007	43	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON INSTITUTIONAL FUNDS

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	147	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	137	None
One Franklin Parkway	the Board,	Board and
San Mateo, CA 94403-1906	Trustee and	Trustee since
	Vice President	2013, and Vice
President since
1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

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TEMPLETON INSTITUTIONAL FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	Vice President	Since 1993	Not Applicable	Not Applicable
17th Floor,
The Chater House
8 Connaught Road Central
Hong Kong

Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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TEMPLETON INSTITUTIONAL FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
She currently serves as a director of Navient Corporation (May 2014), Ares Capital Corporation and United Natural Foods, Inc. and was formerly a director of SLM
Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and
Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is a former director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief
Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connec-
tion with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S.
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) 321-8563 to request the SAI.

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TEMPLETON INSTITUTIONAL FUNDS

Shareholder Information

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 321-8563. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

76 | Annual Report

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Annual Report
Templeton Institutional Funds

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Templeton Asset Management Ltd.
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Shareholder Services
(800) 321-8563
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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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© 2015 Franklin Templeton Investments. All rights reserved.	ZTIF A 02/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $181,454 for the fiscal year ended December 31, 2014 and $180,771 for the fiscal year ended December 31, 2013.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,894 for the fiscal year ended December 31, 2014 and $2,894 for the fiscal year ended December 31, 2013.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2014 and $6,930 for the fiscal year ended December 31, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $2,695 for the fiscal year ended December 31, 2014 and $0 for the fiscal year ended December 31, 2013.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $162,986 for the fiscal year ended December 31, 2014 and $44,069 for the fiscal year ended December 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $168,575 for the fiscal year ended December 31, 2014 and $53,893 for the fiscal year ended December 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date February 26, 2015

By /s/ MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

Chief Accounting Officer

Date February 26, 2015